Exhibit 5

THE TRAVELERS INSURANCE COMPANY    [Graphic Omitted]   PARTICIPATION AGREEMENT
One Cityplace
Hartford, CT 06103-3415

--------------------------------------------------------------------------------
1. GENERAL INFORMATION
--------------------------------------------------------------------------------

o   CHECK ALL THAT APPLY:    [ ] New Participant      [ ] Funding Transfer     [ ] Increase     [ ] Co-Plan      [ ] Decrease
                             [ ] New Contract         [ ] Allocation Change    [ ] Step-up      [ ] Re-Start     [ ] Suspend
[ ] Add GMWB                 [ ] Data Change          [ ] Beneficiary Change   [ ] Catch-up     [ ] Non-Insurance Services:_________
------------------------------------------------------------------------------------------------------------------------------------
o   CHECK ONLY ONE: (NOTE: If multiple contribution sources (EE, EB, ER, and EN) are required, you cannot use this form.)

          [ ] 403(b) Voluntary Education (E)        [ ]  403(b) Voluntary Hospital/Healthcare (H)

------------------------------------------------------------------------------------------------------------------------------------

CITISTREET Plan Name:                                                                        CITISTREET Plan #:  [ ] [ ][ ][ ][ ][ ]

------------------------------------------------------------------------------------------------------------------------------------
Participant's Name:____________________________________________________________________________  U.S. Citizen [ ] Yes [ ]No
                             First                M.I.           Last
[ ]  If existing participant, check here if new name (ATTACH PROOF OF NAME CHANGE; I.E., COPY OF MARRIAGE CERTIFICATE OR OTHER COURT
      DOCUMENT)
------------------------------------------------------------------------------------------------------------------------------------
Social Security #: [ ][ ][ ]-[ ][ ]-[ ][ ][ ]                          Date of Birth: [ ][ ]-[ ][ ]-[ ][ ][ ][ ]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      M   M   D  D   Y  Y  Y  Y
Home Address:                                                                          [ ] Check here if new address
------------------------------------------------------------------------------------------------------------------------------------
City:                          State:                        Zip:                [ ] Single   [ ] Married     Sex:  [ ] M   [ ] F
------------------------------------------------------------------------------------------------------------------------------------
Home Phone:                                                  Work Phone:
------------------------------------------------------------------------------------------------------------------------------------
Department Name:                                             Department #:                           Employee #:
------------------------------------------------------------------------------------------------------------------------------------
Date of Hire:                                                Payroll Name/Cycle:
------------------------------------------------------------------------------------------------------------------------------------
[ ] Check here if change in TL&A Case #:              Current   [ ] [ ] [ ] [ ] [ ] [ ]              Old   [ ] [ ] [ ] [ ] [ ] [ ]

------------------------------------------------------------------------------------------------------------------------------------
2. BENEFICIARY DESIGNATION
------------------------------------------------------------------------------------------------------------------------------------
[X] Primary                         [ ]  Check here if more than three (3) and attach additional sheets

Name:                                                      _______%   [ ] Spouse /   [ ] Non-Spouse SSN: _______ - ______ - ________
------------------------------------------------------------------------------------------------------------------------------------
[ ] Primary  [ ] Contingent

Name:                                                      _______%   [ ] Spouse /   [ ] Non-Spouse SSN: _______ - ______ - ________
------------------------------------------------------------------------------------------------------------------------------------
[ ] Primary   [ ] Contingent

Name:                                                      _______%   [ ] Spouse /   [ ] Non-Spouse SSN: _______ - ______ - ________

------------------------------------------------------------------------------------------------------------------------------------
3. PAYROLL INFORMATION
------------------------------------------------------------------------------------------------------------------------------------

Effective Date:                                                        Annual Salary: $
------------------------------------------------------------------------------------------------------------------------------------

Salary Reduction Per Pay: __________% OR $____________ X __________ Number of Pays = Annual Contributions: $
------------------------------------------------------------------------------------------------------------------------------------
Increase / Decrease: $                         Skip Pays:                             Total Contributions: $
------------------------------------------------------------------------------------------------------------------------------------
Total Contribution Per Pay: $________ -- Normal $________ X ____ # of Pays = Total Catch/Step-up Per Year: $ _______________

------------------------------------------------------------------------------------------------------------------------------------

This page creates a legally binding contract with your employer if it accepts it as a salary-reduction agreement.

PARTICIPANT'S SIGNATURE: ______________________________________________________________  DATE:   [ ] [ ] - [ ] [ ] - [ ] [ ] [ ] [ ]
                                                                                                  M   M     D   D     Y   Y   Y   Y
-----------------------------------------------------------------------------------------------------------------------------------

L-19060         Employer (white)    New Business  (canary)     Field Office (pink)     Participant (goldenrod)     USA (9/04) PAGE 1


[ ][ ]-[ ][ ]-[ ][ ][ ][ ]      Social Security #: [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]
 M  M   D  D   Y  Y  Y  Y
--------------------------------------------------------------------------------
4 . INVESTMENT DIRECTION
--------------------------------------------------------------------------------
                           CO-PLAN(SM) LIFE INSURANCE
--------------------------------------------------------------------------------

Check only one:   [ ] NEW (YOU MUST ATTACH THE COMPLETED APPLICABLE FORMS)
                  [ ] EXISTING (APPLY TO EXISTING CONTRACT)                    Amount Per Pay:  $ [ ][ ][ ].[ ][ ]

-------------------------------------------------------------------------------
 FUND
 CODE                    FUND NAME                        PERCENTAGE
-----  ------------------------------------------------------------------------
  PF   AllianceBernstein Premier Growth Port. - Class B
-----  ------------------------------------------------------------------------
  US   Capital Appreciation Fund (Janus)
-----  ------------------------------------------------------------------------
  OB   CitiStreet Diversified Bond Fund - Class I
-----  ------------------------------------------------------------------------
  OI   CitiStreet International  Stock Fund - Class I
-----  ------------------------------------------------------------------------
  OC   CitiStreet Large Company Stock Fund - Class I
-----  ------------------------------------------------------------------------
  OE   CitiStreet Small Company Stock Fund - Class I
-----  ------------------------------------------------------------------------
  AQ   Delaware VIP REIT Series
-----  ------------------------------------------------------------------------
  DI   Dreyfus Stock Index Fund
-----  ------------------------------------------------------------------------
  DS   Dreyfus VIF Developing Leaders Portfolio
-----  ------------------------------------------------------------------------
  FT   Fidelity VIP Contrafund(R) Portfolio - SC 2
-----  ------------------------------------------------------------------------
  FE   Fidelity VIP Equity Income Port. - Initial Class
-----  ------------------------------------------------------------------------
  FS   Fidelity VIP Growth Portfolio - Initial Class
-----  ------------------------------------------------------------------------
  D1   Fidelity VIP Mid Cap Port. - Service Class 2
-----  ------------------------------------------------------------------------
  FA   Fidelity VIP Asset Manager Port. - Init. Class
-----  ------------------------------------------------------------------------
  R2   Franklin Mutual Shares Securities Fund - SC 2
-----  ------------------------------------------------------------------------
  UW   Franklin Small Cap Fund - Class 2
-----  ------------------------------------------------------------------------
  JI   Janus Aspen Series Int'l Growth Port. - S. Shares
-----  ------------------------------------------------------------------------
  1C   Lazard International Stock Portfolio
-----  ------------------------------------------------------------------------
  RS   Lazard Retirement Small Cap Portfolio
-----  ------------------------------------------------------------------------
  DQ   MFS Mid Cap Growth Portfolio
-----  ------------------------------------------------------------------------
  HT   MFS Total Return Portfolio
-----  ------------------------------------------------------------------------
 BD   MFS Value Portfolio
-----  ------------------------------------------------------------------------
 PM   PIMCO Total Return Portfolio
-----  ------------------------------------------------------------------------
 UP   Pioneer Fund Portfolio
-----  ------------------------------------------------------------------------
 HP   Pioneer Strategic Income Portfolio
-----  ------------------------------------------------------------------------
 OP   Putnam VT Small Cap Value Fund Cl. IB Shares
-------------------------------------------------------------------------------

-----  ------------------------------------------------------------------------
 FUND
 CODE   FUND NAME                                               PERCENTAGE
-----  ------------------------------------------------------------------------
  AD   Salomon Brothers Variable   All Cap Fund-Class I
-----  ------------------------------------------------------------------------
  C2   Salomon Bros. Variable Investors Fund - Class I
-----  ------------------------------------------------------------------------
  SS   Salomon Bros. Variable Small Cap Growth-Class I
-----  ------------------------------------------------------------------------
  BI   SB Adjustable Rate Income Portfolio
-----  ------------------------------------------------------------------------
  SG   Smith Barney Aggressive Growth Portfolio
-----  ------------------------------------------------------------------------
  WL   Smith Barney Appreciation Portfolio
-----  ------------------------------------------------------------------------
  KR   Smith Barney Fundamental Value Portfolio
-----  ------------------------------------------------------------------------
  AB   Smith Barney Large Cap Growth Portfolio
-----  ------------------------------------------------------------------------
  SA   Social Awareness Stock Portfolio (Smith Barney)
-----  ------------------------------------------------------------------------
  HA   Strategic  Equity Portfolio (Fidelity)
-----  ------------------------------------------------------------------------
  VQ   Templeton Dev. Markets Securities Fund-Class 2
-----  ------------------------------------------------------------------------
  VG   Templeton Foreign Securities Fund - Class 2
-----  ------------------------------------------------------------------------
  IN   Templeton Global Asset Allocation Fund - Class 1
-----  ------------------------------------------------------------------------
  IS   Templeton Growth Securities Fund - Class 1
-----  ------------------------------------------------------------------------
  1M   Travelers Disciplined Mid Cap Stock Portfolio
-----  ------------------------------------------------------------------------
   A   Travelers Growth and Income Stock Account
-----  ------------------------------------------------------------------------
  UB   Travelers High Yield Bond Trust
-----  ------------------------------------------------------------------------
  UA   Travelers Managed Assets Trust
-----  ------------------------------------------------------------------------
  MM   Travelers Money Market Account
-----  ------------------------------------------------------------------------
  A1   Travelers Quality Bond Account
-----  ------------------------------------------------------------------------
  GV   Travelers U.S. Government Securities Portfolio
-----  ------------------------------------------------------------------------
  B8   USA Fixed Account
-----  ------------------------------------------------------------------------
  NJ   Van Kampen LIT Comstock Portfolio - Class II
-----  ------------------------------------------------------------------------
       OTHER
-----  ------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERCENTAGES MUST BE IN INCREMENTS OF 1% AND THE TOTAL OF BOTH COLUMNS MUST EQUAL 100%
--------------------------------------------------------------------------------
5 . FUNDING TRANSFER
--------------------------------------------------------------------------------

PLEASE REFER TO FUND CODES ABOVE.                             TL&A Account #: [ ][ ][ ][ ][ ][ ][ ]
TRANSFER FROM                                                 TRANSFER TO
------------------------------------------------------------------------------------------------------------------------------
[ ] FUND CODE     MONEY TYPE          % OR $ AMOUNT           FUND CODE          MONEY TYPE            % OR $ AMOUNT
------------------------------------------------------------------------------------------------------------------------------
                                      %    $                                                           %    $
------------------------------------------------------------------------------------------------------------------------------
                                      %    $                                                           %    $
------------------------------------------------------------------------------------------------------------------------------
                                      %    $                                                           %    $
------------------------------------------------------------------------------------------------------------------------------
                                      %    $                                                           %    $
------------------------------------------------------------------------------------------------------------------------------
                                      %    $                                                           %    $
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. TELEPHONE TRANSFER AUTHORIZATION
--------------------------------------------------------------------------------

Telephone transfer capability is automatic for participant.
Do you authorize telephone transfer capability for your spouse? [ ] YES  [ ] NO      Name of Spouse:__________________________
------------------------------------------------------------------------------------------------------------------------------
7. REPLACEMENT INFORMATION
------------------------------------------------------------------------------------------------------------------------------

> Will the contract(s) applied for replace any existing annuity contract or life insurance policy on the annuitant's life? [ ] YES [ ] NO

  IF YES, please provide details: Insurance Co. Name: Contract Number:

> Do you have any existing life insurance policies or annuity contracts?   [ ] YES [ ] NO
  IF YES, please provide details: Insurance Co. Name:_____________________________ Contract Number: __________________________


> Will the purchase of this annuity result in the replacement, termination or change in value of any existing life insurance policy or an annuity contract in this or any other company? [ ] YES [ ] NO

  IF YES, please provide details: Attach any required state replacement and/or 1035 exchange/transfer forms, which may also be required if there is an existing policy/contract and replacement is not involved. Ins. Co. Name: ___________________________
  Contract Number:_________________________________


L-19060                                                                                                      USA (9/04) PAGE 2

DISTRIBUTION RESTRICTION
------------------------

i understand that I can not take money out of a SS. 403(B) CONTRACT until I reach age 59 1/2 or permanently leave employment from my public-school or charitable-organization employer. If I have a financial hardship, I may take a limited distribution from my salaryreduction contributions only (not from investment earnings). I understand that I may transfer ss. 403(b) amounts within a ss. 403(b) contract or to other ss. 403(b) contracts.

FRAUD WARNING
-------------

IN SOME STATES WE ARE REQUIRED TO ADVISE YOU OF THE FOLLOWING: Any person who knowingly intends to defraud or facilitates a fraud against an insurer by submitting an application or filing a false claim, or makes an incomplete or deceptive statement of a material fact, may be guilty of insurance fraud.

ARKANSAS, COLORADO, DISTRICT OF COLUMBIA, KENTUCKY, LOUISIANA, MAINE, NEW MEXICO, OHIO AND VIRGINIA RESIDENTS ONLY: Any person who knowingly presents false, fraudulent, incomplete or misleading information in a claim for payment of a loss or benefit or in an application for insurance may be guilty of a crime and subject to criminal and civil penalties and denial of benefits.

NEW JERSEY RESIDENTS ONLY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

FOR PENNSYLVANIA RESIDENTS ONLY: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

TELEPHONE TRANSFER AUTHORIZATION - RULES AND REGULATIONS
--------------------------------------------------------

By signing this form, the contract owner and spouse (if authorized) have the ability to execute the following transactions:

    Transfer all or any part of accumulated variable annuity contract values to a funding vehicle (hereafter referred to as an "investment alternative") of the variable annuity contract.

    Allocate all or any part of future contributions to the investment alternative(s) of the variable annuity contract or to a fixed annuity product.

I authorize The Travelers Insurance Company ["TL&A"] to accept and act upon telephone instructions from me, my spouse (if authorized) or any person purporting to be me or my spouse and who provides the identifying contract information. I understand, promise and warrant that TL&A and all persons acting on its behalf shall be indemnified, defended and held harmless by me against any and all claims loss, liability, or demand of whatsoever nature to which said insurance company its said employees, subcontractors or owners (collectively its "agents") may be subject or put by reason of real or claimed damaged or injury arising or resulting in whole or in part from negligence, wrongful act or wrongful omission of said TL&A, or any of its "agents" so long as it or they shall have acted in good faith in attempting to perform according to the terms of this Telephone Transfer Authorization.

Contract Owners that authorize TL&A to accept telephone instructions for transfers of Contract Values agree to such transfers subject to the following provisions:

1. Telephone transfer instructions will be accepted between 9:00 a.m. and 4:00 p.m. Eastern Time by calling 1-800-872-6737 for out-of-state calls; or 1-800-233-3591 for Connecticut calls.

2. All callers must identify themselves by providing specific information about their contract including: name, address, contract number, social security number and date of birth.

3. Once instructions are accepted by the Telephone Transfer Unit, they may not be rescinded. New telephone instructions may be given the following business day.

4. All transfers must be in accordance with the terms of the Variable Annuity Contract. If the transfer instructions are not in good order, TL&A will not execute the transfer and will notify the caller before the end of the next business day.

5. This authorization shall continue in force until TL&A receives written revocation from the Contract Owner, the ownership of the contract is transferred, the Annuitant or owner dies, or TL&A discontinues the privilege.

                                Social Security #: [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]
--------------------------------------------------------------------------------
8. DEATH BENEFIT SELECTION (BENEFICIARY PROTECTION)
--------------------------------------------------------------------------------

If the Owner or the Annuitant is age 75 or older, the Death Benefit will automatically be equal to the greater of the adjusted purchase payment or contract value.

IF THE OWNER AND THE ANNUITANT ARE CURRENTLY UNDER AGE 75, PLEASE SELECT ONE OF THE FOLLOWING OPTIONS. If no option is checked, the Annual Step-up to age 65 will apply.

[ ] Annual Step-up to age 65 (NOT AVAILABLE IF EITHER OWNER OR ANNUITANT IS AGE
    65 OR OLDER)
[ ] Annual Step-up to age 75 (NOT AVAILABLE IF EITHER OWNER OR ANNUITANT IS AGE
    75 OR OLDER)

--------------------------------------------------------------------------------
9. PRINCIPAL GUARANTEE
--------------------------------------------------------------------------------

An optional Guaranteed Minimum Withdrawal Rider (AVAILABLE FOR AN ADDITIONAL COST, NOT AVAILABLE IF ENROLLED IN THE CHART PROGRAM(R))

[ ] I wish to select the Guaranteed Minimum Withdrawal Rider (OWNER MUST BE AGE
    55 OR OLDER)

--------------------------------------------------------------------------------
10. PARTICIPANT'S CERTIFICATION
--------------------------------------------------------------------------------

I understand that the contract will take effect when the first premium payment is received, and the application is approved in the Home Office of TL&A. ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT APPLIED FOR, WHEN BASED ON INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE IN NATURE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR. No agent is authorized to make changes to the contract or application.

By signing this form I confirm and acknowledge all of the following: If I specified a salary-reduction contribution, my Employer may rely on this form as my written instruction to reduce my salary or wages and creates a legally binding Salary Reduction Agreement. If I am purchasing a TL&A fixed or variable annuity contract, TL&A will rely on this form as an application and as part of my written instructions. If I am purchasing a variable annuity contract, I acknowledge having received a current prospectus. I have read and understand the terms and conditions of the Distribution Restriction, Fraud Warning, and Telephone-Transfer Rules contained in this form. I have received CitiStreet's Privacy Notice, Notice of Business Continuity and Compensation Disclosure.


PARTICIPANT'S SIGNATURE: ____________________  DATE: [ ][ ]-[ ][ ]-[ ][ ][ ][ ]
                                                      M  M   D  D   Y  Y  Y  Y
Application signed at (City and State): ____________________

--------------------------------------------------------------------------------
11. CITISTREET REPRESENTATIVE'S REPORT
--------------------------------------------------------------------------------

I acknowledge that all data representations and signatures recorded on pages 1 and 3 were recorded by me or in my presence in response to my inquiry and request, and that all such representations and signatures are accurate and valid to the best of my knowledge and belief.

To be signed personally by the representative(s) by whom the application was solicited.

Will the contract(s) applied for replace any existing annuity contract or life insurance policy on the Annuitant's life? [ ] Yes [ ] No

Representative's Name:___________________  Representative's Number: [ ][ ][ ][ ]
                      Print full name
Representative's Signature: _____________  Date:   [ ][ ]-[ ][ ]-[ ][ ][ ][ ]
L-19060                                             M  M   D  D   Y  Y  Y  Y

================================================================================
ADDENDUM - CITISTREET INVESTMENT ADVISORY PROGRAMS
================================================================================

Before you complete the CFS CHART or CFS Tactical Adviser Program box below, you must specify the Program in the space provided for "Non-Insurance Services" on page 1 and the Program and percentage in the space provided for "Other" on page 2.

------------------------------------------------------------------------    --------------------------------------------------------
                       CFS CHART PROGRAM(R)                                              CFS TACTICAL ADVISER PROGRAM
========================================================================    ========================================================
[graphic ALLOCATION: FUND:                                                   CHOOSE YOUR TACTICAL ASSET ALLOCATION STRATEGY
omitted] _________%  International Stock (OI)
         _________%  Small Company Stock (OE)                                Check only one:
         _________%  Large Company Stock (OC)                                  [ ] Growth Stock (GST)    [ ]  Aggressive Stock (AGS)
         _________%  Diversified Bond (OB)                                   Strategy Change?   [ ] Yes [ ] No
           = 100 %   TOTAL MUST EQUAL 100%                                   Terminate Investment Advice?   [ ] Yes* [ ] No

         Are (were) you a Tactical Adviser Program client? [ ] Yes [ ] No    *The balance of the Tactical Adviser Funds will be
         Recommended Profile:__________ Selected Profile:__________          transferred to corresponding USA Funds. Your current
         Profile Change? [ ] Yes [ ] No                                      allocation will be changed to corresponding USA Funds,
         Terminate Investment Advice? [ ] Yes [ ] No                         unless you indicate otherwise in the Funding Transfer.
------------------------------------------------------------------------    --------------------------------------------------------

This Addendum creates a legally binding contract. If you asked for CFS's CHART Program(R) or Tactical Adviser investment advisory service, you received the Program's Disclosure Statement and Investment Advisory Agreement (on the reverse side of page 3 or 4, whichever applies), and you adopt the Investment Advisory Agreement.

PARTICIPANT'S SIGNATURE: ______________________ DATE: [ ][ ]-[ ][ ]-[ ][ ][ ][ ]
                                                       M  M   D  D   Y  Y  Y  Y

--------------------------------------------------------------------------------

                                                               USA (9/04) PAGE 3

CFS / THE CHART PROGRAM(R): INVESTMENT ADVISORY AGREEMENT
---------------------------------------------------------

This Agreement applies CitiStreet Financial Services LLC's CHART Program to your proportionate share in any Investment Contract(s) that you own or have a beneficial interest in and to any Plan Account(s) that directly or indirectly include(s) shares in the CitiStreet Funds. We'll rebalance and, following your instructions, change your investment allocation among the CitiStreet Funds on a periodic basis as provided in this Investment Advisory Agreement and the Disclosure Statement.

Before you sign this Agreement, you should first read our Disclosure Statement, which fully explains our CHART Program; the current Prospectus of the CitiStreet Funds, which explains the investment portfolios to be used with our investment advisory service; and the current Prospectus for the Investment Contract (if any) you use. Everything in the Disclosure Statement and in each Prospectus is a part of this Agreement. If you are still unsure about your decision to use our CHART Program, ask your CitiStreet representative to explain it again.

Your CitiStreet representative can't make any recommendations or give investment advice of any kind. Only CitiStreet Financial Services LLC gives investment advice.

ABOUT OUR RECOMMENDATIONS - We use suitability questions (mostly about your ability and willingness to tolerate investment risk) together with our proprietary computer-based investment models to determine your risk Profile and then to recommend an appropriate asset allocation for you. Please understand that if you change your risk Profile or recommended investment allocation, it must be your decision alone.

REBALANCING - According to a regular schedule, we'll rebalance your Program Money among the CitiStreet Funds so that your investments will conform to your most currently specified Profile or allocation, as described in the Disclosure Statement.

PERIODIC REVIEWS - At least once each year, you should arrange to meet with us for an annual review to see if your circumstances have changed or if you should change your investment allocation. Also, you can make any change at any time.

IF YOU CHANGE YOUR MIND - You may cancel this Agreement at any time up to five days after you sign it. To cancel, you must send written notice to our National Office. (The address is on the Disclosure Statement.)

INVESTMENT TRANSFERS - While this Agreement is in effect, CFS has the right to move your Program Money among all funds within your Plan Account or the Investment Contract you own or use. We use this power on a non-discretionary basis, as explained in the Disclosure Statement. Any power or duty of investment direction is subject to the provisions of the Investment Contract and the owner's rights.

NO GUARANTEE - CFS can't guarantee that your investment goals will be met.

WHAT THE ISSUER DOES - The Issuer will make transfers within the separate account of the Investment Contract that holds shares of the CitiStreet Funds upon the instructions of CFS. The Issuer isn't liable in any way as long as it properly executes investment transfers on CFS' instructions.

FEES - Our advisory fee (as explained in our Disclosure Statement) is deducted from the cash value of the Investment Contract. The fee is deducted prorata from your CitiStreet Funds. CFS can't increase any fee unless we give you written notice. CFS won't be compensated on the basis of a share of capital gains upon or capital appreciation of the Funds or all or any portion of your Program Money, except as permitted by applicable law.

All fees are withdrawn from the Investment Contract you own or that is held for your Plan Account (or fees are deducted from your Plan Account), and this Agreement authorizes those withdrawals or payments. The Issuer (or the Plan Trustee) pays the fees directly to CFS, and you won't have any other obligation to pay our fees.

NEW DISCLOSURE STATEMENT - At any time, upon your request to our National Office, CFS will send you (at no charge) our most recent Disclosure Statement (at no charge).

CHANGES - CFS can change this Agreement at any time; but the change isn't binding on you until 30 days after we send written notice to you. Any notice is properly sent if sent to your address on our records. Failure to insist on strict compliance with any terms of this Agreement won't be a waiver of our rights. To the extent required by applicable law, CFS can't assign or sell or give your Agreement to a business other than CFS without your consent.

HOW YOU CAN END THIS AGREEMENT - This Agreement continues until you take positive action to inform CFS that you no longer want our investment advice. You must take one of the steps explained in the Disclosure Statement. Ending this Agreement won't change the investment; it only stops our right to make changes for you. After you leave the Program, you must give your own investment instructions, and make all your investment decisions without our advice.

YOUR LEGAL RIGHTS - This Agreement is governed by the laws of the State where you live. If you do not live in the United States of America, this Agreement is governed by the laws of the State of New York, and you agree to exclusive jurisdiction and venue in the federal and state courts sitting at New York City.

================================================================================

CITISTREET PARTICIPANT SUITABILITY / PROFILE

RETIREMENT PLAN TYPE: [ ] 403(B) [ ] 457(B) [ ] 401(A)  [ ] 401(K) [ ]   [ ] IRA              DATE _______ /_______ /_______

IRA APPOINTMENT TYPE: [ ] NEW    [ ] BTC    [ ] FPR PFP [ ] CHART ANNUAL REVIEW    APPOINTMENT LOCATION:  [ ] HOME  [ ] WORK
                      [ ]  TACTICAL ADVISER ANNUAL REVIEW

PERSONAL INFORMATION:

NAME ________________________________________________________      MARITAL STATUS___________ SPOUSE NAME____________________

NAME SSN(ITIN) _________________ US CITIZENSHIP [ ]Yes [ ] No      SPOUSE SALARY ____________OTHER INCOME___________________

DATE OF BIRTH _____________________ HOME PHONE_______________      DEPENDENTS/CHILDREN (NAME/AGE)

EMPLOYER_____________________________________________________      1. ______________/_______ 5. __________________/_________

POSITION_____________________________________________________      2. ______________/_______ 6. __________________/_________

WORK PHONE____________________ YOUR SALARY___________________      3. ______________/_______ 7. __________________/_________

TOTAL ANNUAL INCOME ________________  DOE____________________      4. ______________/_______ 8. __________________/_________

================================================================================

RISK TOLERANCE      INVESTMENT         EXPERIENCE OBJECTIVES             FINANCIAL CONCERNS                        INVESTMENT
CHOOSE ONE          EXPERIENCE         RANK YOUR INVESTMENT OBJECTIVES   I AM INTERESTED IN SAVING FOR:            TIME HORIZON
                                       1-4(1=HIGHEST PRIORITY)
[ ] LOW RISK        [ ] A 0 YEARS      [ ] GROWTH                        [ ] MY RETIREMENT-DESIRED                 [ ] A 0 YEARS
    (CONSERVATIVE)  [ ] B 1-5 YEARS    [ ] TAX DEFERRAL                  [ ] RETIREMENT AGE________                [ ] B 1-5 YEARS
                    [ ] C 6-10 YEARS   [ ] SAFETY OF PRINCIPAL           [ ] EDUCATION [ ] SECONDARY [ ] HIGHER    [ ] C 6-10 YEARS
[ ] MODERATE RISK   [ ] D 11-20 YEARS  [ ] CURRENT INCOME                [ ] HAVING ADEQUATE PROTECTION            [ ] D 11-20 YEARS
[ ] HIGH RISK       [ ] E 20+ YEARS                                      [ ] OTHER                                 [ ] E 20+ YEARS
    (AGGRESSIVE)
------------------------------------------------------------------------------------------------------------------------------------
ARE YOUR CURRENT OBLIGATIONS RESTRICTING YOUR ABILITY TO SAVE? [ ] YES [ ] NO
                                                                       WILL YOUR RETIREMENT BENEFITS MEET YOUR NEEDS? YES [ ] NO [ ]
------------------------------------------------------------------------------------------------------------------------------------
RETIREMENT ACCOUNTS                LONG-TERM ACCOUNTS              EDUCATIONAL/                       SHORT-TERM ACCOUNTS
TYPE                  AMOUNT       TYPE              AMOUNT        COLLEGE SAVINGS ACCOUNTS           TYPE             AMOUNT
EMPLOYER          ____________     MUTUAL FUNDS   ____________     TYPE                AMOUNT         CHECKING      ____________
PRIOR PLAN        ____________     STOCKS         ____________     529 PLAN         ____________      SAVINGS       ____________
TRAD'L IRA        ____________     BONDS          ____________     UGMA/UTMA        ____________      MONEY MKT     ____________
ROTH IRA          ____________     ANNUITY        ____________     EDUCATIONAL IRA  ____________      CD            ____________
TOTAL             ____________     TOTAL          ____________     TOTAL            ____________      TOTAL         ____________

------------------------------------------------------------------------------------------------------------------------------------
SOURCE OF FUNDS TO BE INVESTED
[ ] SALARY REDUCTION                [ ] CURRENT INCOME/SAVINGS           LIQUID NET WORTH    TOTAL NET WORTH    FEDERAL TAX BRACKET
[ ] 1035 TAX-FREE EXCHANGE          [ ] IRA ROLLOVER                     [ ] A  [ ]B         [ ] A  [ ]B        [ ] A 0-15%
[ ] MUTUAL FUND REDEMPTION          [ ] INSURANCE PROCEEDS               [ ] C  [ ]D         [ ] C  [ ]D        [ ] B 16-30%
[ ] QUALIFIED PLAN DISTRIBUTION     [ ] OTHER (SPECIFY)_______________   [ ] E  [ ]F         [ ] E  [ ]F        [ ] C 31-33%
                                                                         [ ] G  [ ]H         [ ] G  [ ]H        [ ] D 34% OR OVER
------------------------------------------------------------------------------------------------------------------------------------
Use These Financial Data Ranges to complete  A. LESS THAN $25,000  B. $25,001-$50,000    C. $50,001-$100,000    D. $100,001-$250,000
liquid net worth and total net worth         E. $250,001-$500,000  F. $500,001-$750,000  G. $750,001-$1,000,000 H. GREATER THAN
                                                                                                                   $1,000,000
------------------------------------------------------------------------------------------------------------------------------------
ARE YOU OR ANY MEMBER OF YOUR IMMEDIATE FAMILY AFFILIATED WITH         I  ALSO UNDERSTAND THAT AN ANNUITY OR LIFE INSURANCE CONTRACT
OR EMPLOYED BY A MEMBER OF THE NATIONAL ASSOCIATION OF                 MAY IMPOSE ITS OWN CHARGES ON A PRE-RETIREMENT DISTRIBUTION,
SECURITIES DEALERS? [ ] YES [ ] NO                                     TRANSFER OR PAYMENT. KNOWING THIS INFORMATION, I AM
IF YES, NAME AND ADDRESS OF FIRM _______________________________       COMFORTABLE WITH THE AMOUNT I HAVE CHOSEN TO CONTRIBUTE.

[ ] I PREFER NOT TO FURNISH INFORMATION ABOUT MYSELF, AND              CHART PROGRAM(R) PARTICIPANTS (CHECK IF APPLICABLE)
    THEREFORE I UNDERSTAND THAT CITISTREET CAN'T MAKE ANY
    INVESTMENT SUGGESTION.                                             AFTER DISCUSSING MY CURRENT NEEDS WITH MY FINANCIAL COUNSELOR
                                                                       AND REVIEWING MY ANSWERS TO THE CHART PROFILE QU
[ ] I HAVE NOT FURNISHED INFORMATION ON THIS FORM BECAUSE MY           WOULD LIKE TO:
    FINANCIAL COUNSELOR PRESENTED A PERSONAL FINANCIAL PLAN FOR
    ME IN THE LAST 30 DAYS.                                        [ ] KEEP MY PROFILE THE SAME.

    RETIREMENT SAVINGS PLAN OR ARRANGEMENT (CHECK IF APPLICABLE)   [ ] CHANGE MY PROFILE AS INDICATED ON THE ACCOMPANYING
                                                                       INVESTMENT ADVISORY AGREEMENT. (NOTE: CHANGE CAN
[ ] I UNDERSTAND THAT A RETIREMENT PLAN OR ARRANGEMENT USUALLY         WITHOUT AN INVESTMENT ADVISORY AGREEMENT).
    HAS RESTRICTIONS ON WHEN I MAY WITHDRAW MONEY AND THAT A
    PAYMENT BEFORE I AM AGE 59 1/2 (OTHER THAN UNDER A SS.457
    PLAN) MIGHT INCUR AN ADDITIONAL 10% PENALTY TAX.
ADDITIONAL NOTES____________________________________________________________________________________________

____________________________________________________________________________________________________________

NEXT APPOINTMENT: DATE ______________________ TIME _______________________________ PLACE ___________________

TOPICS________________________________________

SIGNATURES: PARTICIPANT _____________ DATE ________ CITISTREET FINANCIAL COUNSELOR _____________ FC# _______

5-P115-FRM(9/04)jk                                                                                #04-22-247

--------------------------------------------------------------------------------
CFS / TACTICAL ADVISER PROGRAM: INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Before you can understand this Agreement, YOU MUST FIRST READ THE DISCLOSURE STATEMENT, which fully explains our Tactical Adviser Program, and each current Prospectus, which explain the Investment Contract and the Program Funds. Everything in the Disclosure Statement and in each Prospectus is a part of this Agreement. If any of this makes you unsure about your decision to buy Tactical Adviser, ask your CitiStreet representative for further explanation.

PROGRAM MONEY TRANSFERS - While this Agreement is in effect, CFS has the right to move your Program Money between the Program Funds used for the Strategy you requested. CFS will use this power solely to implement the Subadviser's transfer signal. CFS will not have any discretion to vary or delay CFS' implementation of the Subadviser's signal.

PERIODIC REVIEWS - At least once each year, you should arrange to meet with us for an annual review to see if your circumstances have changed or whether your Strategy remains desirable for you. Also, you can make any change at any time.

IF YOU CHANGE YOUR MIND - You may cancel this Agreement at any time up to five days after you sign it. To cancel, you must send written notice to our National Office. (The address is on the Disclosure Statement.)

NO GUARANTEE - CFS can't guarantee that your investment goals or any Strategy's goals will be met.

WHAT THE ISSUER DOES - The Issuer will make transfers within the Investment Contract that holds shares solely on the instruction of CFS. The Issuer isn't liable in any way as long as it properly executes investment transfers on CFS' instructions.

FEES - Our advisory fee (as explained in our Disclosure Statement) is deducted from the unit value of each Program Fund. The Issuer then pays the fee directly to CFS. CFS won't be compensated on the basis of a share of capital gains on or capital appreciation of the Funds or all or any portion of your Program Money, except as permitted by applicable law.

NEW DISCLOSURE STATEMENT - At any time, on your request to our National Office, CFS will send you (at no charge) our most recent Disclosure Statement.

CHANGES - CFS can change this Agreement at any time; but the change isn't binding on you until 30 days after we send written notice to you. Any notice is properly sent if sent to your address on our records. Failure to insist on strict compliance with any terms of this Agreement won't be a waiver of our rights. To the extent required by applicable law, CFS can't assign or sell or give your Agreement to a business other than CFS without your consent.

HOW YOU CAN END THIS AGREEMENT - This Agreement continues until you take positive action to inform CFS that you no longer want our investment advice. You must take one of the steps explained in the Disclosure Statement. When you leave the Program, you must specify your investment direction for your Program Money and for any contributions that otherwise would be directed to the Program Funds. If you don't specify your investment direction, CFS will transfer your Program Money and redirect your future contributions as explained in the Disclosure Statement. After you leave the Program, you must give your own investment instructions, and make all your investment decisions without our advice.

YOUR LEGAL RIGHTS - This Agreement is governed by the laws of the State where you live. If you do not live in the United States of America, this Agreement is governed by the laws of the State of New York, and you agree to exclusive jurisdiction and venue in the federal and state courts sitting at New York City.